UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021

ARCTURUS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38942	32-0595345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10628 Science Center Drive, Suite 250

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 900-2660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARCT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Conditions.

On May 10, 2021, Arcturus Therapeutics Holdings Inc. (the “Company” or “Arcturus”) issued a press release, a copy of which is furnished herewith as Exhibit 99.1, announcing the Company’s financial results for the quarter ended March 31, 2021 and providing a corporate update (the “Press Release”).

The information contained in Item 2.02 of this Current Report on Form 8-K, including the Press Release, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission (the “SEC”), except as shall be expressly set forth by specific reference in any such filing.

Item 7.01. Regulation FD Disclosure.

The Company has made available a presentation about its business (the “Presentation”), a copy of which is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference.

The furnishing of the Presentation is not an admission as to the materiality of any information therein. The information contained in the Presentation is summary information that should be considered in the context of the Company’s filings with the SEC and other public announcements the Company may make by press release or otherwise from time to time.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, the Press Release and the Presentation are “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact included in this Current Report on Form 8-K, the Press Release and the Presentation, including those regarding strategy, future operations, collaborations, the likelihood of success, and the efficacy or safety, of the Company’s pipeline, including ARCT-021, ARCT-810 or ARCT-032, the potential administration regimen or dosage, or ability to administer multiple doses of, any of Company’s drug candidates, the ability to enroll subjects in clinical trials, the Company’s efforts to develop a vaccine against COVID-19 and therapeutic potential thereof based on the Company’s mRNA therapeutics, the Company’s manufacturing methods and technologies (including purification and lyophilization, and stability of manufactured product), the ability of the Company to scale up manufacturing of products or substances, the likelihood that a patent will issue from any patent application, its current cash position and expected cash burn and the impact of general business and economic conditions, are forward-looking statements. Arcturus may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in any forward-looking statements such as the foregoing and you should not place undue reliance on such forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties, including those discussed under the heading “Risk Factors” in Arcturus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 1, 2021 and in subsequent filings with, or submissions to, the SEC.

The statements made in this Current Report on Form 8-K, the Press Release and the Presentation speak only as of the date stated herein, and subsequent events and developments may cause the Company’s expectations and beliefs to change. While the Company may elect to update these forward-looking statements publicly at some point in the future, the Company specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date after the date stated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 10, 2021
99.2	Presentation dated May 2021
104	Cover Page to this Current Report on Form 8-K in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcturus Therapeutics Holdings Inc.
Date: May 10, 2021

	By:	/s/ Joseph E. Payne
	Name:	Joseph E. Payne
	Title:	Chief Executive Officer